SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

REGIONS FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

1900 Fifth Avenue North

Birmingham, Alabama 35203

Telephone 205-944-1300

To the Stockholders:

You are cordially invited to attend the annual meeting of the stockholders of Regions Financial Corporation, to be held at 11:00 a.m., local time, on April 19, 2007, at the Auditorium of Regions Bank, 1901 Sixth Avenue North, Birmingham, Alabama 35203.

The formal notice of the annual meeting follows on the next page. Enclosed with this proxy statement are your proxy card and a postage-paid envelope to return your proxy card.

We hope you will plan to attend the stockholders’ meeting. However, in order that we may be assured of a quorum, we urge you to sign and return the enclosed proxy card in the postage-paid envelope provided, or otherwise vote your shares by telephone or on the Internet as described in the proxy statement, as promptly as possible, whether or not you plan to attend the meeting in person. If you do attend the meeting, you may withdraw your proxy.

Jackson W. Moore

Executive Chairman of the Board

March 19, 2007

REGIONS FINANCIAL CORPORATION

1900 Fifth Avenue North

Birmingham, Alabama 35203

Telephone 205-944-1300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held April 19, 2007

Regions Financial Corporation will hold its annual meeting of stockholders at the Auditorium of Regions Bank, 1901 Sixth Avenue North, Birmingham, Alabama 35203 at 11:00 a.m., local time, on April 19, 2007, to consider and vote upon the following matters:

1.	Electing the six nominees for Director named in the attached proxy statement as Directors of Regions, to serve as Directors with terms expiring at the 2010 annual meeting of stockholders, in each case until their successors are duly elected and qualified;

2.	Ratifying the appointment of Ernst & Young LLP as Regions’ independent registered public accounting firm for the year 2007;

3.	Approving an amendment to Regions’ Amended and Restated Certificate of Incorporation to declassify the Board of Directors; and

4.	Such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Regions Board of Directors has fixed the close of business on February 20, 2007, as the record date for the annual meeting. This means that Regions stockholders of record at such time are entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement of the annual meeting. A complete list of Regions stockholders of record entitled to vote at the annual meeting will be made available for inspection by any Regions stockholder for ten days prior to the annual meeting at the principal executive offices of Regions and at the time and place of the annual meeting.

Whether or not you plan to attend the annual meeting, please submit your proxy with voting instructions. To submit your proxy by mail, please complete, sign, date and return the accompanying proxy card in the enclosed self-addressed, stamped envelope. Alternatively, you may use the toll-free telephone number indicated on the proxy card to vote by telephone or visit the website indicated on the proxy card to vote on the Internet. This will not prevent you from voting in person, but it will help to secure a quorum and avoid added solicitation costs. Any holder of Regions common stock who is present at the annual meeting may vote in person instead of by proxy, thereby canceling any previous proxy. In any event, a proxy may be revoked in writing at any time before the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

March 19, 2007	John D. Buchanan
Corporate Secretary

REGIONS FINANCIAL CORPORATION

1900 Fifth Avenue North

Birmingham, Alabama 35203

Telephone 205-944-1300

PROXY STATEMENT

FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

Regions Financial Corporation (“Regions”) is furnishing this proxy statement to the stockholders in connection with the 2007 annual meeting of stockholders to be held on Thursday, April 19, 2007, at 11:00 a.m., local time, at the Auditorium of Regions Bank, 1901 Sixth Avenue North, Birmingham, Alabama 35203, and at any adjournment thereof. The matters to be considered and acted upon are (1) the election of six nominees as Directors of Regions, (2) the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm of Regions for the 2007 fiscal year, (3) the approval of an amendment to Regions’ Amended and Restated Certificate of Incorporation to declassify the Board of Directors, and (4) such other business as may properly come before the meeting.

Your proxy is solicited on behalf of the Board of Directors of Regions. You may revoke your proxy at any time before it is voted at the annual meeting. You may submit your proxy by signing and dating the enclosed proxy card and returning it in the envelope provided or by voting by telephone or on the Internet by following the instructions provided on the proxy card. All properly submitted proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with instructions, if any.

Participants in Regions 401(k) Plan, the AmSouth Bancorporation Thrift Plan, the Computershare Investment Plan for Regions Financial Corporation, and the Directors Stock Investment Plan, please note that the enclosed proxy card or electronic voting instructions also constitutes the voting instruction form for shares allocated to you under these plans and covers all shares you are entitled to vote under the plan or plans, in addition to shares you may hold directly. Signing and returning the proxy card, or voting by telephone or on the Internet as explained below, will enable voting of all shares, including those held in such plans.

We are mailing this proxy statement, together with the proxy card and annual report for the year ended December 31, 2006, starting on or about March 19, 2007, to the stockholders entitled to vote at the meeting.

The date of this proxy statement is March 19, 2007.

INFORMATION ABOUT REGIONS

Regions is a financial holding company headquartered in Birmingham, Alabama which operates throughout the South, Midwest and Texas. Regions’ operations consist of banking, brokerage and investment services, mortgage banking, insurance brokerage, credit life insurance, leasing, commercial accounts receivable factoring and specialty financing. At December 31, 2006, Regions had total consolidated assets of approximately $143.4 billion, total consolidated deposits of approximately $101.2 billion and total consolidated stockholders’ equity of approximately $20.7 billion.

Regions is a Delaware corporation. Regions’ principal executive offices are located at 1900 Fifth Avenue North, Birmingham, Alabama 35203, and its telephone number at such address is 205-944-1300.

VOTING, REVOCABILITY AND SOLICITATION OF PROXIES

Voting Procedures and Revocation

You should complete and return the proxy card accompanying this proxy statement to ensure that your vote is counted at the annual meeting, regardless of whether you plan to attend the annual meeting. If you are a registered stockholder (that is, you hold stock certificates registered in your own name), you may also vote by telephone or through the Internet, by following the instructions described on your proxy card. If your shares are held in nominee or “street name” you will receive separate voting instructions from your broker or nominee with your proxy materials. Although most brokers and nominees offer telephone and Internet voting, availability and specific processes will depend on their voting arrangements.

You can revoke the proxy at any time before the vote is taken at the annual meeting by submitting to Regions’ corporate secretary written notice of revocation or a properly executed proxy of a later date, or by attending the annual meeting and voting in person. Written notices of revocation and other communications about revoking Regions proxies should be addressed to:

Regions Financial Corporation

1900 Fifth Avenue North

Birmingham, Alabama 35203

Attention: John D. Buchanan, Corporate Secretary

If your shares are held in street name, you should follow the instructions of your broker regarding the revocation of proxies.

All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with the instructions on the proxy card. If you make no specification on your proxy card as to how you want your shares voted before signing and returning it, your proxy will be voted “FOR” approval of the election of the nominated Directors, “FOR” ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm, and “FOR” the approval of an amendment to Regions’ Amended and Restated Certificate of Incorporation to declassify the Board of Directors. The Regions Board of Directors is currently unaware of any other matters that may be presented for action at the annual meeting. If other matters properly come before the annual meeting, or at any adjournment or postponement thereof, we intend that shares represented by properly submitted proxies will be voted, or not voted, by and at the discretion of the persons named as proxies on the proxy card.

Solicitation of Proxies

We will bear the entire cost of soliciting proxies from you. In addition to solicitation of proxies by mail, we will request that banks, brokers and other record holders send proxies and proxy material to the beneficial owners of Regions common stock and secure their voting instructions, if necessary. We will reimburse the record holders for their reasonable expenses in taking those actions. We have also made arrangements with D.F. King & Co., Inc. to assist us in soliciting proxies and have agreed to pay that company $11,000 plus reasonable expenses for these services. If necessary, we may also use several of our regular employees, who will not be specially compensated, to solicit proxies from Regions stockholders, either personally or by telephone, telegram, facsimile or letter.

This is the first mailing of proxy solicitation materials to stockholders.

Quorum Requirement

The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Regions common stock is necessary to constitute a quorum at the annual meeting. Abstentions and broker nonvotes will be counted solely for the purpose of determining whether a quorum is present. An unvoted proxy submitted by a broker is sometimes referred to as a broker nonvote.

Information about Votes Necessary for Action to be Taken

Under Regions’ By-laws, each of the six nominees for Director will be elected if a majority of the votes cast at the annual meeting are voted in favor of a Director. This means that the number of shares voted “for” a nominee must exceed the number of shares voted “against” the nominee. Under Regions’ Corporate Governance Principles, a nominee who fails to receive a majority of the votes cast with respect to the election of the nominee must submit his or her resignation. The Nominating and Corporate Governance Committee will consider the resignation and recommend to the Board the action to be taken. The Board will take action within 90 days following certification of the vote unless such action would cause Regions to fail to comply with requirements of the New York Stock Exchange or of the securities laws in which event Regions will take action as promptly as practicable while continuing to meet such requirements. The Board will promptly disclose its decision, and the reasons therefore, in a Form 8-K. Regions’ certificate of incorporation does not authorize cumulative voting in the election of Directors.

The appointment of Ernst & Young LLP as independent registered public accounting firm of Regions for the 2007 fiscal year will be ratified if a majority of the shares represented at the annual meeting vote in favor.

The approval of the amendment to Regions’ Amended and Restated Certificate of Incorporation to declassify the Board of Directors will be adopted if 75% of the shares outstanding and entitled to vote, vote in favor.

Abstentions and broker nonvotes will have no effect on the election of Directors, but will have the same effect as a vote against the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm of Regions for the 2007 fiscal year, and against the amendment to Regions’ Amended and Restated Certificate of Incorporation to declassify the Board of Directors.

Attending the Meeting

If you wish to vote your shares of Regions common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares. If you are a stockholder of record and will be attending the meeting, please so indicate on your returned proxy card or electronic vote.

Participants in the Regions 401(k) Plan or Other Plans

If you are a participant in the Regions 401(k) Plan or the AmSouth Thrift Plan, please note that the proxy card also constitutes the voting instruction form and covers all shares you may vote under the plans. Under the terms of the plans, the trustee or administrator votes all shares held by the plan, but each participant may direct the trustee or administrator how to vote the shares of Regions common stock allocated to his or her plan account. If you own shares through the Regions 401(k) Plan or the AmSouth Thrift Plan and do not vote, the plan trustee or administrator will vote the shares in favor of proposals 1, 2 and 3, and in accordance with the terms of the plans. The deadline for returning your 401(k) or Thrift Plan voting instructions is 11:59 PM Eastern Time on April 16, 2007.

If you are a participant in the Computershare Investment Plan for Regions Financial Corporation and/or the Directors Stock Investment Plan, please note that the proxy card also constitutes the voting instruction form and covers all shares allocated to your account under these plans. If you do not return your proxy card, or vote by telephone or over the Internet, your shares in these plans will not be voted. If you return your proxy card without indicating your voting instructions, the shares will be voted in favor of proposals 1, 2 and 3. The deadline for returning your voting instructions is April 18, 2007.

Voting by Telephone or the Internet

Many stockholders of Regions have the option to submit their proxies or voting instructions electronically by telephone or the Internet instead of submitting proxies by mail on the enclosed proxy card. Please note that there are separate arrangements for using the telephone and the Internet depending on whether your shares are registered in Regions’ stock records in your name or in the name of a brokerage firm or bank. Regions stockholders should check their proxy card or the voting instructions forwarded by their broker, bank or other holder of record to see which options are available.

The telephone and Internet procedures described below for submitting your proxy or voting instructions are designed to authenticate stockholders’ identities, to allow stockholders to have their shares voted and to confirm that their instructions have been properly recorded. Stockholders submitting proxies or voting instructions via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that will be borne by the stockholder.

Regions holders of record may submit their proxies:

•	by telephone, by calling the toll-free number indicated on their proxy card and following the recorded instructions; or

•	through the Internet, by visiting the website indicated on their proxy card and following the instructions.

The deadline for voting by telephone or through the Internet is 11:59 PM, Eastern Time on April 18, 2007.

Electronic Access to Proxy Materials and Annual Report

Stockholders can elect to view future Regions Financial Corporation proxy statements and annual reports over the Internet instead of receiving paper copies in the mail and thus can save Regions the cost of producing and mailing these documents. If you already have internet access, there will be no additional charge for you to have electronic access via the internet to our proxy materials and annual report.

If you are a registered stockholder, you can choose to receive future annual reports and proxy statements electronically by following the prompt if you choose to vote over the Internet. Stockholders who choose to view future proxy statements and annual reports over the Internet will receive an e-mail with instructions containing the Internet address of those materials, as well as voting instructions, approximately four weeks before future meetings.

If you enroll to view Regions’ future annual reports and proxy statements electronically and vote your proxy over the Internet, your enrollment will remain in effect for all future stockholders’ meetings unless you cancel it. To cancel, registered stockholders should access www.investordelivery.com and follow the instructions to cancel your enrollment. If you hold your Regions stock in nominee name, check the information provided by your nominee for instructions on how to cancel your enrollment.

If at any time you would like to receive a paper copy of the annual report or proxy statement, please write to Investor Relations, Regions Financial Corporation, P.O. Box 11007, Birmingham, Alabama 35288 or call us at 205-581-7890.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

The Securities and Exchange Commission (“SEC”) has issued rules regarding the delivery of proxy statements and information statements to households. These rules spell out the conditions under which annual reports, information statements, proxy statements, prospectuses and other disclosure documents of a particular company that would otherwise be mailed in separate envelopes to more than one person at a shared address may be mailed as one copy in one envelope addressed to all holders at that address.

If you are a registered stockholder and if you choose to opt out of the householding program at a future date, or if you currently receive multiple copies and wish to receive a single copy, please write to Investor Relations, Regions Financial Corporation, P.O. Box 11007, Birmingham, Alabama 35288 or call us at 205-581-7890, and we will cease householding your annual reports and proxy and information statements within 30 days. If we do not receive instructions to remove your account(s) from this service, your account(s) will continue to be householded until we notify you otherwise. However, if at any time you would like a separate copy of the annual report or proxy statement, please write or call us at the address or phone number shown above, and we will deliver it promptly.

If you own your Regions stock in nominee name (such as through a broker), information regarding householding of disclosure documents should be forwarded to you by your broker.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of February 20, 2007, Regions had issued 761,501,187 shares of common stock, of which 731,742,004 shares were outstanding and 29,759,183 shares were held as treasury stock. Stockholders are entitled to one vote for each share on all matters to come before the meeting. Only stockholders of record at the close of business on February 20, 2007, will be entitled to vote at the meeting or any adjournment thereof.

Security Ownership of Certain Beneficial Owners

As of December 31, 2006, Regions Bank beneficially held in a fiduciary capacity for others under numerous trust relationships, 25,909,381 shares or 3.54% of Regions’ outstanding common stock. Regions Bank’s trust department has sole voting power with respect to 11,856,946 of these shares or 1.62% of the outstanding common stock, shared voting power with respect to 607,632 of these shares, sole dispositive power with respect to 8,584,654 of these shares and shared dispositive power with respect to 5,947,086 of these shares. No entity is known to Regions to be the beneficial owner of more than five percent of any class of voting securities.

Security Ownership of Directors and Management

The following table presents information about beneficial ownership of Regions common stock by the Directors and certain executive officers of Regions as of the record date. Unless otherwise indicated, each person has sole voting and investment powers over the indicated shares. A person is deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days from the record date. The footnotes to the table indicate how many shares each person has the right to acquire within 60 days of the record date. The shares of Regions common stock which are issuable to a person listed below upon exercise of the vested portion of the outstanding options are assumed to be outstanding for the purpose of determining the percentage of shares beneficially owned by that person.

	Amount and Nature of Beneficial Ownership as of February 20, 2007
Name of Beneficial Owner/Number in Group	No. of Shares		% of Class
Directors including nominees for Director
Samuel W. Bartholomew, Jr.	73,777	(1)	*
George W. Bryan	103,196	(2)	*
David J. Cooper, Sr.	16,571	(3)	*
Earnest W. Deavenport, Jr.	65,594	(4)	*
Don DeFosset	6,379	(5)	*
Martha R. Ingram	92,527	(6)	*
Ronald L. Kuehn, Jr.	56,460	(7)	*
James R. Malone	51,539	(8)	*
Susan W. Matlock	8,944	(9)	*
Charles D. McCrary	31,433	(10)	*
Jackson W. Moore	3,606,135	(11)	*
Allen B. Morgan, Jr.	4,313,500	(12)	*
Claude B. Nielsen	57,830	(13)	*
Jorge M. Perez	29,300	(14)	*
Malcolm Portera	440	(15)	*
C. Dowd Ritter	3,707,520	(16)	*
John R. Roberts	62,051	(17)	*
Lee J. Styslinger III	5,106	(18)	*
Robert R. Waller	52,400	(19)	*
Spence L. Wilson	449,618	(20)	*
Harry W. Witt	3,333	(21)	*

Other named executive officers (See summary compensation table)
G. Douglas Edwards	957,980	(22)	*
H. Lynn Harton	101,500	(23)	*
Richard D. Horsley	1,172,891	(24)	*
D. Bryan Jordan	396,471	(25)	*
John V. White	408,257	(26)	*
Samuel E. Upchurch, Jr.	253,991	(27)	*

Directors and executive officers as a group 32 persons	18,619,453		2.54%

*	Less than 1%.

(1)	Excludes 7,278 shares allocated to Mr. Bartholomew under Regions’ Directors’ Deferred Stock Investment Plan; includes 717 shares held by affiliates of Mr. Bartholomew and 70,285 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after February 20, 2007.

(2)	Excludes 3,449 shares allocated to Mr. Bryan under Regions’ Directors’ Deferred Stock Investment Plan; includes 18,580 shares held by Mr. Bryan’s spouse and 22,400 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after February 20, 2007.

(3)	Includes 2,392 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after February 20, 2007.

(4)	Excludes 16,382 shares allocated to Mr. Deavenport under the Deferred Compensation Plan for Directors of AmSouth Bancorporation; includes 40,257 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after February 20, 2007.

(5)	Excludes 2,400 shares allocated to Mr. DeFosset under the Deferred Compensation Plan for Directors of AmSouth Bancorporation; includes 2,392 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after February 20, 2007.

(6)	Excludes 5,107 shares allocated to Ms. Ingram under the Deferred Compensation Plan for Directors of AmSouth Bancorporation; includes 40,258 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after February 20, 2007.

(7)	Excludes 21,648 shares allocated to Mr. Kuehn under the Deferred Compensation Plan for Directors of AmSouth Bancorporation; includes 191 shares held by Mr. Kuehn’s spouse and 41,603 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after February 20, 2007.

(8)	Excludes 11,335 shares allocated to Mr. Malone under the Deferred Compensation Plan for Directors of AmSouth Bancorporation; includes 5,382 shares held by Mr. Malone’s spouse and 41,602 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after February 20, 2007.

(9)	Excludes 14,158 shares allocated to Ms. Matlock under Regions’ Directors’ Deferred Stock Investment Plan.

(10)	Excludes 12,470 shares allocated to Mr. McCrary under the Deferred Compensation Plan for Directors of AmSouth Bancorporation; includes 31,258 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after February 20, 2007.

(11)	Includes 43,780 shares subject to stock option deferral agreements, receipt of which was deferred until March 2, 2007, 30,004 shares held in Regions’ 401(k) plan, and 1,813,736 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after February 20, 2007; also includes 318,524 shares held by Mr. Moore’s spouse and 2,092 shares held in a family trust.

(12)	Includes 13,146 shares of restricted stock issued under Regions’ 1999 Long Term Incentive Plan and 269,432 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after February 20, 2007; also includes 398,096 shares held by Mr. Morgan’s spouse, children, and a trust for Mr. Morgan’s children.

(13)	Excludes 14,661 shares allocated to Mr. Nielsen under the Deferred Compensation Plan for Directors of AmSouth Bancorporation; includes 2,819 shares held by Mr. Nielsen’s spouse as custodian for Mr. Nielsen’s children and 41,603 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after February 20, 2007.

(14)	Excludes 7,088 shares allocated to Mr. Perez under Regions’ Directors’ Deferred Stock Investment Plan; includes 6,200 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after February 20, 2007.

(15)	Excludes 11,484 shares allocated to Mr. Portera under Regions’ Directors’ Deferred Stock Investment Plan.

(16)	Includes 85,309 shares held by the Stock Fund of the AmSouth Thrift Plan, 15,416 shares held by Mr. Ritter’s spouse and 3,135,481 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after February 20, 2007.

(17)	Excludes 8,184 shares allocated to Mr. Roberts under Regions’ Directors’ Deferred Stock Investment Plan; includes 52,400 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after February 20, 2007. Includes 9,559 shares pledged for use periodically as collateral for margin loans.

(18)	Excludes 12,427 shares allocated to Mr. Styslinger under Regions’ Directors’ Deferred Stock Investment Plan.

(19)	Excludes 3,449 shares allocated to Dr. Waller under Regions’ Directors’ Deferred Stock Investment Plan; includes 52,400 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after February 20, 2007.

(20)	Excludes 7,460 shares allocated to Mr. Wilson under Regions’ Directors’ Deferred Stock Investment Plan; includes 2,550 shares held by an affiliate of Mr. Wilson and 85,620 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after February 20, 2007.

(21)	Excludes 15,698 shares allocated to Mr. Witt under Regions’ Directors’ Deferred Stock Investment Plan.

(22)	Excludes 11,424 shares allocated to Mr. Edwards under the Morgan Keegan & Company Deferred Compensation Plan; includes 134,167 shares held in Regions’ 401(k) plan, 384,947 shares held by family partnerships, and 361,951 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after February 20, 2007.

(23)	Includes 95,000 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after February 20, 2007.

(24)	Includes 27,300 shares held in Regions’ 401(k) plan and 566,384 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after February 20, 2007.

(25)	Includes 5,888 shares held in Regions’ 401(k) plan and 279,458 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after February 20, 2007.

(26)	Includes 263,057 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after February 20, 2007.

(27)	Includes 45,780 shares held in Regions’ 401(k) plan and 26,336 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after February 20, 2007.

No change in control of Regions has occurred since January 1, 2006, meaning that no person or group has acquired the ability to direct or cause the direction of management and policies of Regions through the ownership of voting securities, by contract, or otherwise, and no arrangements are known to Regions which may at a later date result in such a change in control of Regions.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Regions’ executive officers and Directors to file reports of ownership and changes in ownership of Regions’ stock with the SEC. Executive officers and Directors are required by SEC regulations to furnish Regions with copies of all Section 16(a) forms they file.

Based solely on a review of the forms filed during or with respect to fiscal year 2006, Regions believes that its executive officers and Directors filed all required reports on a timely basis, except as follows. Forms 4 were filed on the 11th business day following the November 4, 2006 merger of AmSouth Bancorporation into Regions reporting the number of Regions shares acquired by three former executive officers, Andrew W. Stein, Samuel E. Upchurch, Jr. and Doyle R. Rippee, upon conversion of their previously owned AmSouth shares.

PROPOSAL 1—ELECTION OF DIRECTORS

The Board of Directors has determined that following the annual meeting of stockholders the Board will consist of 18 members, with six nominees to be elected as Directors at the annual meeting for a term of three years.

Regions recommends the election of Samuel W. Bartholomew, Jr., Susan W. Matlock, Jackson W. Moore, Allen B. Morgan, Jr., John R. Roberts and Lee J. Styslinger III as Directors, to hold office for a term of three years expiring with the annual meeting of stockholders to be held in 2010 or until their successors are elected and qualified. Proxies will be voted FOR the nominees, unless otherwise directed. If any nominee is not available for election, in its discretion the Board of Directors may designate a substitute nominee. In that event the proxies will be voted for such substitute nominee. Regions does not anticipate that any substitute nominee or nominees will be required. The proxies will not be voted for more than six nominees. The terms of 12 Directors in the other two classes will continue following the annual meeting. The terms of three present Directors, Ronald L. Kuehn, Jr., Malcolm Portera, and Robert R. Waller, will not continue following the annual meeting.

Information about Regions Directors and Nominees

The following biographies show the age and principal occupations during the past five years of each of the Regions Directors whose term of office will continue after the annual meeting, the date the Director was first elected to the Board of Directors and the directorships they hold with corporations subject to the registration or reporting requirements of the Securities Exchange Act of 1934 or registered under the Investment Company Act of 1940. In 2004, Union Planters Corporation and the former Regions Financial Corporation were merged to form a new legal entity called “Regions Financial Corporation”, and dates of service on the boards of those companies are indicated. In November 2006, the former Directors of AmSouth Bancorporation were elected to the Board of Directors, and the dates they began service as a Director of AmSouth are also shown.

NOMINEES FOR TERMS EXPIRING IN 2010 (CLASS III DIRECTORS)

Samuel W. Bartholomew, Jr.

Mr. Bartholomew, 62, has been a Director of Union Planters/Regions since 2001. From 1997 until July 2005 he was Chairman and Chief Executive Officer of Stokes Bartholomew Evans & Petree, P.A., a law firm. Since July 2005 he has served as Chairman Emeritus – Tennessee of Adams and Reese/Stokes Bartholomew LLP law firm. Additionally, since January 2004 he has been the Clinical Professor of Business Law at Vanderbilt-Owen School of Management.

Susan W. Matlock

Ms. Matlock, 60, has been a Director of former Regions/Regions since 2002. Currently she serves as President, Entrepreneurial Center, Inc. and executive director for the office for the advancement of developing industries, University of Alabama at Birmingham (higher education, small business incubation).

Jackson W. Moore

Mr. Moore, 58, has served as a Director of Union Planters/Regions since 1986. On January 31, 2007, he became the Executive Chairman of Regions and Regions Bank; from May 2006 through January 2007, he served as Chairman of Regions and Regions Bank. Mr. Moore served as President and Chief Executive Officer of Regions and Regions Bank from July 1, 2005 until November 4, 2006. Prior service included the titles of President and CEO Designate of Regions and Regions Bank from July 2004 until July 2005. Prior to its merger with Regions, Mr. Moore served as Chairman, President and Chief Executive Officer of Union Planters and Union Planters Bank, National Association from 2000 to 2004.

Allen B. Morgan, Jr.

Mr. Morgan, 64, has been a Director of former Regions/Regions since 2001 and since 2003 has been the Vice Chairman of Regions and Chairman, Morgan Keegan & Company, Inc. He founded Morgan Keegan & Company, Inc. in 1969 and remained Chief Executive Officer until 2003.

John R. Roberts

Mr. Roberts, 65, has been a Director of Union Planters/Regions since 2001. He is the Retired Managing Partner, Mid-South Region, of Arthur Andersen LLP, a certified public accounting firm, a position he held from 1993 to 1998. He served as Independent Consultant and Executive Director of Civic Progress, Inc., a nonprofit organization from 2001 through 2006. Mr. Roberts is a member of the board of directors of Energizer Holdings, Inc. and Centene Corporation.

Lee J. Styslinger III

Mr. Styslinger, 46, has been a Director of former Regions/Regions since 2003 and serves as the Chief Executive Officer, Altec, Inc., a leading equipment and service provider for the electric utility, telecommunications and contractor markets.

DIRECTORS WHOSE TERMS EXPIRE IN 2008 (CLASS I DIRECTORS)

David J. Cooper, Sr.

Mr. Cooper, 61, has been a Director of Regions since November 2006 and of AmSouth since 2005. Mr. Cooper is the President of Cooper/T. Smith Corporation, a privately held corporation and one of the largest stevedoring and maritime-related firms in the United States. He also serves as a director of Alabama Power Company.

Earnest W. Deavenport, Jr.

Mr. Deavenport, 68, has been a Director of Regions since November 2006 and of AmSouth since 1999. He is the Retired Chairman of the Board and Chief Executive Officer of Eastman Chemical Company, a manufacturer of plastic, chemical and fiber products, positions he held 1994-2002. Mr. Deavenport also serves on the board of directors of King Pharmaceuticals, Inc. and Acuity Brands, Inc.

Martha R. Ingram

Ms. Ingram, 71, has been a Director of Regions since November 2006 and of AmSouth since 1999. She has been the Chairman of the Board of Ingram Industries Inc., a privately held company with diversified businesses in marine transportation, book distributing and insurance, since 1995. Ms. Ingram serves on the board of directors of Ingram Micro, Inc. and Weyerhaeuser, Inc.

Jorge M. Perez

Mr. Perez, 57, has been a Director of Union Planters/Regions since 2001. Since 1979 he has served as President of The Related Group of Florida, a real estate development company. Mr. Perez is a director of Florida East Coast Industries, Inc.

Spence L. Wilson

Mr. Wilson, 64, has been a Director of Union Planters/Regions since 1996. He is the President of Kemmons Wilson, Inc., a hotel development and management, resort time-sharing, home building, subdivision development, and private investment company, a position he has held since 1970.

Harry W. Witt Mr. Witt, 67, has been a Director of former Regions/Regions since 2002. He is retired from Deloitte & Touche, a certified public accounting firm.

DIRECTORS WHOSE TERMS EXPIRE IN 2009 (CLASS II DIRECTORS)

George W. Bryan

Mr. Bryan, 62, has been a Director of Union Planters/Regions since 1986. He is retired from Sara Lee Corporation, Food Division (food processing and packaging) where he served as Senior Vice President from 1983 to 2000. Mr. Bryan has been the Chief Executive Officer, Old Waverly Investments, LLC (real estate) since 2001. He is a member of the board of directors of Buckeye Technologies Inc.

Don DeFosset

Mr. DeFosset, 58, has been a Director of Regions since November 2006 and of AmSouth since 2005. He is the former Chairman, President and Chief Executive Officer of Walter Industries, Inc., a diversified company with businesses in water infrastructure, flow control, water transmission products, metallurgical coal and natural gas, and affordable homebuilding. He served as Chairman from March 2002 to September 2005, and as President and Chief Executive Officer from November 2000 to September 2005. He is also a director of Terex Corporation and James Hardie Industries, N.V.

James R. Malone

Mr. Malone, 64, has been a Director of Regions since November 2006 and of AmSouth since 1994. He is the Founding and Managing Partner of Qorval LLC, a financial and business restructuring and consulting firm. Currently he serves as Chairman, President and Chief Executive Officer, Brown Jordan International, Inc., a manufacturer of retail and contract furnishings. He was Vice Chairman of Brown Jordan International, Inc. from 2004-2006. He served as Chairman of the Board (1996-2004) and Chief Executive Officer (1997-2004) of HMI Industries, Inc., a producer of cleaners for residential and commercial use and other industrial manufactured products. Mr. Malone also serves on the boards of Ametek, Inc., Brown Jordan International, Inc. and O’Sullivan Industries Holdings, Inc.

Charles D. McCrary

Mr. McCrary, 55, has been a Director of Regions since November 2006 and of AmSouth since 2001. He has served as the President and Chief Executive Officer of Alabama Power Company, a public utility, since 2001. He is a member of the board of directors of Alabama Power Company and Protective Life Corporation.

Claude B. Nielsen

Mr. Nielsen, 56, has been a Director of Regions since November 2006 and of AmSouth since 1993. He has been the Chief Executive Officer of Coca-Cola Bottling Company United, Inc., a soft drink bottler, since 1991 and its Chairman since May 2003. Mr. Nielsen also serves on the board of Colonial Properties Trust.

C. Dowd Ritter

Mr. Ritter, 59, has been a Director of Regions since November 2006 and of AmSouth since 1993. Since November 2006 he has served as President and Chief Executive Officer of Regions and Regions Bank. From 1996 to November 2006 he was President and Chief Executive Officer of AmSouth Bancorporation and AmSouth Bank and was Chairman of AmSouth Bancorporation and AmSouth Bank from September 1996 to October 1999 and January 2001 to November 2006. Mr. Ritter also serves on the board of directors of Alabama Power Company and Protective Life Corporation.

The Board of Directors

The full Board of Directors met eight times during 2006. To assist it in carrying out its work, the Board of Directors has the following standing committees: Audit, Nominating and Corporate Governance, Compensation, and Risk. Regions’ Corporate Governance Principles, Code of Business Conduct & Ethics, Code of Ethics for Senior Financial Officers and the charters for each of Regions’ standing Board committees are available on Regions’ website at www.regions.com in the Corporate Governance section of Investor Relations. Also, each of these items is available in print to any stockholder who requests it.

Regions’ four Board committees meet regularly and as needed. Information about each committee follows.

Audit Committee

The Audit Committee, which held 12 meetings in 2006, presently consists of Harry W. Witt, chair, Don DeFosset, Ronald L. Kuehn, Jr., Charles D. McCrary, John R. Roberts, and Lee J. Styslinger III. Committee members satisfy the applicable independence requirements of the New York Stock Exchange listing standards, rules of the SEC and Regions’ Audit Committee Charter.

The principal duties of the Committee include engaging and monitoring the performance of Regions’ independent registered public accounting firm, reviewing with Regions’ independent public accounting firm the planning and results of the auditing engagement, reviewing the activities and recommendations of Regions’ internal auditors, reviewing the adequacy of internal accounting and financial reporting controls, reviewing Regions’ audited and unaudited financial reports and related public disclosures, and monitoring Regions’ compliance with legal and regulatory requirements. Members of the Audit Committee are not professionally engaged in the practice of auditing or accounting.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, which held seven meetings during 2006, presently consists of Robert R. Waller, chair, David J. Cooper, Sr., Ronald L. Kuehn, Jr., Charles D. McCrary, Jorge M. Perez, and Malcolm Portera.

The role of the Committee is to propose nominees for the Regions’ Board of Directors including the current nominees for election at the annual meeting. The Committee also is responsible for reviewing, revising and maintaining the corporate governance policies and procedures of Regions, and for coordinating and overseeing the annual self-evaluation process of the Board and each committee. The members of the Committee are independent in accordance with the applicable director independence requirements of the New York Stock Exchange listing standards.

Risk Committee

The Risk Committee, which held four meetings during 2006, presently consists of Earnest W. Deavenport, Jr., chair, Samuel W. Bartholomew, Jr., James W. Malone and Spence L. Wilson.

The role of the Committee is to assist the Board in overseeing, and receiving information regarding, Regions’ policies, procedures and practices relating to asset and liability management, and credit, market, and operational risk.

Compensation Committee

The Compensation Committee, which held 13 meetings during 2006, presently consists of Claude B. Nielsen, chair, George W. Bryan, Earnest W. Deavenport, Jr., Martha R. Ingram, Susan W. Matlock, and Lee J. Styslinger III. The members of the Committee are independent in accordance with the applicable director independence requirements of the New York Stock Exchange listing standards.

For a description of the organization and operation of the Compensation Committee, see the “Compensation Discussion and Analysis” section of this proxy statement.

Audit Committee Financial Experts

The Board of Directors believes that the following members of the Audit Committee qualify as Audit Committee Financial Experts within the meaning of the rules of the SEC and have accounting or related financial management expertise under the rules of the New York Stock Exchange: Messrs. DeFosset, McCrary, Roberts and Witt. In addition, all Audit Committee members are financially literate, as required by New York Stock Exchange listing standards.

Accounting or Audit-Related Complaints

The Audit Committee has established procedures for the receipt, retention, and evaluation of complaints and submissions concerning accounting and audit related matters, the features of which include insulation from management, safeguards for protecting anonymity and confidentiality of employee submissions, alternative methods for submissions, dedication of resources for investigations, and the recording and preservation of findings. The procedures are administered by the Audit Committee and a limited number of individuals in Regions’ corporate security, risk, legal, and internal audit areas. Regions has effectively notified its employees that the procedures are in place and how to direct a complaint or submission. Any interested party may communicate concerns regarding accounting, internal accounting controls, or auditing matters directly to the attention of the Audit Committee as follows:

Regions Financial Corporation

Attention: Audit Committee Chairman

c/o Office of General Counsel

P.O. Box 11007

Birmingham, Alabama 35288

Director Nomination Process

The Nominating and Corporate Governance Committee is charged with identifying and reviewing individuals believed to be qualified to become board members for recommendation to the Board. The Committee will consider and assess candidates consistent with criteria established by the Board and set forth in Regions’ declaration of corporate governance principles. The Committee will consider all pertinent issues and factors bearing on the qualifications of candidates in light of such criteria.

Regions’ Corporate Governance Principles affirm that the Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated, and be selected based upon contributions they can make to the Board and management regardless of gender or race.

Regions’ By-laws provide that a stockholder may nominate a candidate for Director and establish the procedures and requirements for such a nomination. In general, a stockholder must submit to Regions’ corporate secretary a notice of the nomination not less than 120 days prior to the anniversary date of the previous year’s annual meeting. The notice must be accompanied by all information relating to each nominee that is required to be disclosed in solicitations of proxies for election of Directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 14a-11 thereunder, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected.

It is the current policy and practice of the Committee to evaluate any qualified candidate for Director under the applicable criteria without regard to the source of the recommendation of the candidate. A stockholder who desires to recommend a candidate for Director should follow the procedure set forth in Regions’ By-laws as described above.

All of the nominees for Directors being voted upon at the annual meeting are Directors standing for re-election.

Director Attendance

In 2006, all incumbent Directors attended at least 75% of the aggregate of the meetings held by the Board and by Committees of which they were members.

Director Attendance at the Annual Meeting

It is Regions’ policy that Directors attend the annual meeting of stockholders. All Directors except two former Directors, Messrs. James E. Harwood and Michael S. Starnes, attended Regions’ 2006 annual meeting.

Meetings of Nonmanagement Directors

Regions’ nonmanagement Directors met eight times in 2006 in executive session without any management Directors present. The chair of the Nominating and Corporate Governance Committee, Robert R. Waller, presided over these executive sessions, and he presides over periodic meetings of the independent Directors in executive session.

Director Independence

The Board has established categorical standards of director independence to assist it in making the determination whether a Director is independent and in assessing the materiality of the Director’s relationship with Regions. These standards will be periodically reviewed and may be amended from time to time. The current categorical standards are set forth in Appendix A to this proxy statement.

The Board of Directors has reviewed the relationships between Directors and Regions in light of the applicable independence standards of the New York Stock Exchange and the categorical standards. The purpose of the review was to determine whether any Director, either directly or indirectly, has a material relationship with Regions that would preclude the Director from being independent. As a result of the review, the Board has affirmatively determined that each Director is an independent director, other than Jackson W. Moore, Allen B. Morgan, Jr. and C. Dowd Ritter, who are executive officers or former executive officers of Regions and/or its subsidiaries; Spence L. Wilson, who is the brother-in-law of Jackson W. Moore; and Samuel W. Bartholomew, Jr., who is a partner in the law firm of Adams and Reese/Stokes Bartholomew LLP, which Regions engages for the performance of legal services and proposes to engage in the future.

The Directors named as follows have been determined by the Board of Directors to be independent.

George W. Bryan	Charles D. McCrary

David J. Cooper, Sr.	Claude B. Nielsen

Earnest W. Deavenport, Jr.	Jorge M. Perez

Don DeFossett	Malcolm Portera

Martha R. Ingram	John R. Roberts

Ronald L. Kuehn, Jr.	Lee J. Styslinger III

James R. Malone	Robert R. Waller

Susan W. Matlock	Harry W. Witt

In the process of evaluating the independence of these Directors, the Board considered all relevant factors, facts and circumstances. Specifically, the Board considered the following:

•

All of the Directors, either individually or through an affiliated entity, have a customer relationship with Regions in the ordinary course of business, on terms and conditions not more favorable than those afforded by Regions to other similarly situated customers.

•

Directors Bryan, Cooper, Deavenport, Ingram, Kuehn, Malone, Matlock, McCrary, Nielsen, Perez, Roberts, and Styslinger, either individually or through an affiliated entity, have a borrower relationship with Regions on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans by Regions to unrelated persons, and involving no more than the normal risk of collectibility and no other unfavorable features.

•

Directors Ingram, Malone, Matlock, McCrary, Nielsen, Perez, Portera, Roberts, Styslinger, Waller and Witt serve in a leadership position with a charitable organization to which Regions made charitable contributions of less than the greater of $1,000,000 or 2% of such organization’s consolidated gross revenues in any of 2004, 2005 or 2006.

•	Mr. Cooper’s nephew serves on Regions’ local advisory board in Mobile, Alabama and his son-in-law is a nonexecutive employee of Morgan Keegan & Company, Inc.

•	Until May 2006, Ms. Matlock served on Regions’ local advisory board in Birmingham, Alabama.

•	Mr. Nielsen’s son is a nonexecutive employee of Regions Bank.

•	Until May 2005, a former executive officer of Regions was a member of the board of directors of Altec, Inc., while Mr. Styslinger was (and remains) Altec’s chief executive officer.

In each case the Board concluded, in light of the applicable independence standards of the New York Stock Exchange and the categorical standards, that the transaction or relationship does not rise to the level such that it could reasonably be deemed to impair the Director’s exercise of independent judgment and autonomy in carrying out the duties and responsibilities of a Director.

Of the former directors who served during part of 2006, the following named Directors were deemed independent: James S.M. French, Margaret H. Greene, James E. Harwood, Parnell S. Lewis, Jr., Michael S. Starnes, W. Woodrow Stewart, Richard A. Trippeer, Jr., and John H. Watson. In early 2006, the Board of Directors found them to be independent based on the then current categorical standards of director independence, New York Stock Exchange listing standards, and consideration of the relevant circumstances.

Review, Approval or Ratification of Transactions with Related Persons

In December 2006, the Board of Directors adopted a written related persons transactions policy. This policy, which is in process of being implemented, provides a mechanism for the identification, evaluation, and approval or disapproval of significant transactions involving Regions and persons related to Regions.

For purposes of the policy, a related person transaction is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which Regions was, is or will be a participant and the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. The category of related persons consists generally of Regions’ Directors and executive officers, their immediate family members, and entities in which any of the foregoing persons is a partner, principal, or 5% or greater beneficial owner. Certain types of transactions are excluded from the category of related persons transactions and are not subject to the policy. For example, a related person transaction does not include any transaction that involves services of a public utility at rates or charges fixed in conformity with law or governmental authority.

Each Director and executive officer will provide to the corporate secretary and periodically update the identification of his or her immediate family members and additional information elicited for administration of the policy. The corporate secretary will maintain a master list of related persons, and distribute it to the heads of various units within Regions and to the areas of accounts payable and accounts receivable, who will use the information to identify potential related person transactions and to effectuate the policy.

Any related person transaction will be subject to either advance notification procedures (if identified in advance) or ratification procedures. In either case, the related person must provide to the corporate secretary notice of the facts and circumstances of the transaction, including (1) the related person’s relationship to Regions and the person’s interest in the transaction; (2) the significant facts of the potential transaction, including the proposed aggregate value of the transaction; (3) the benefits to Regions of the potential transaction; (4) if applicable, the availability of other sources of comparable products or services; (5) an assessment of whether the potential transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally; and (6) an assessment of whether the potential related person transaction is consistent with the code of business conduct.

The corporate secretary and general counsel will assess whether the transaction is subject to the policy. If it is determined that the transaction is a related person transaction, it will be submitted to the Nominating and Corporate Governance Committee for consideration at the next Committee meeting or, if it is not practicable to wait until the next Committee meeting, to the Committee’s chairman for prompt consideration.

The Committee or the chairman will consider the relevant facts and circumstances of the related party transaction, including but not limited to: (1) the benefits to Regions; (2) the impact on a Director’s independence in the event the related person is a Director, an immediate family member of a Director or an entity in which a Director is a partner, stockholder or executive officer; (3) the availability of other sources for comparable products or services; (4) the terms of the transaction; (5) the terms available to unrelated third parties or to employees generally; and (6) whether the potential related person transaction is consistent with the code of business conduct.

The Committee, or the chairman, is authorized to approve or ratify those related person transactions that are in, or are not inconsistent with, the best interests of Regions and its stockholders, and that are consistent with the code of business conduct, as the Committee or the chairman determines in good faith. Other related person transactions should be disapproved by the Committee, or the chairman, and should not be entered into or continued by Regions.

The Committee or chairman will report the decision to the corporate secretary, who will report the decision to the appropriate Regions personnel.

The policy also grants the Committee the authority to address situations in which a related person transaction subject to the policy is initiated and is disapproved.

Communications Between Stockholders and Other Interested Parties and the Board of Directors

The Board of Directors has adopted Corporate Governance Principles that address key governance matters of importance, such as director qualifications and responsibilities, Board committees, Board operations and Director compensation. The Corporate Governance Principles include a mechanism for stockholders or other interested parties to communicate with the Directors. In particular, any interested party who desires to communicate with nonmanagement Directors of Regions may do so by directing the communication to Regions at the following address:

Regions Financial Corporation

“Director Communication”

c/o Office of General Counsel

P.O. Box 11007

Birmingham, Alabama 35288

If confidential treatment is desired, the envelope should be marked “Confidential Non-management Director Communication.”

Code of Ethics for Senior Financial Officers

The Board of Directors has adopted a Code of Ethics for Senior Financial Officers that applies to Regions’ chief executive officer, chief financial officer, principal accounting officer and controller. It may be found on Regions’ website (www.regions.com) in the Corporate Governance section of Investor Relations. Regions intends to disclose any amendments or waivers with respect to its Code of Ethics for Senior Financial Officers on its website.

Compensation Committee Interlocks and Insider Participation

Directors who served on Regions’ Compensation Committee at any time during 2006 were:

Former members:

James S.M. French

Michael S. Starnes

Current members:

Claude B. Nielsen, chairman

George W. Bryan

Earnest W. Deavenport, Jr.

Martha R. Ingram

Susan W. Matlock

Lee J. Styslinger III

There are no relationships that would create a compensation committee interlock as defined under applicable SEC regulations.

Other Transactions

Directors and officers of Regions and their associates were customers of, and had transactions with, Regions in the ordinary course of business during 2006; additional transactions may be expected to take place in the ordinary course of business. Included in such transactions are outstanding loans and commitments from Regions Bank, all of which were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

Regions retained during 2006, and proposes to retain in the future, the law firm of Adams and Reese/Stokes Bartholomew LLP, of which Director Samuel W. Bartholomew, Jr. is a partner. During 2006, Regions or its subsidiaries paid legal fees to such firm in the approximate amount of $3,290,000. The dollar value of Mr. Bartholomew’s interest in the transaction was approximately $27,000.

Director James R. Malone is and has been a principal of financial and business restructuring and consulting firms. Through his association with these firms, Mr. Malone has occasionally served as an executive officer of companies that retain the firm to assist in their financial restructuring, and as part of the restructuring strategy some of these companies file for bankruptcy. Regions does not believe that Mr. Malone’s service as an executive officer with such companies, which arises solely because of his affiliation with the consulting firms, is material to an evaluation of the ability or integrity of Mr. Malone to serve as a Director of Regions.

William D. Ritter, son of President and Chief Executive Officer C. Dowd Ritter, has been employed by Regions since June 1993. He is currently a corporate banking sales manager with compensation in 2006 greater than $120,000.

AUDIT COMMITTEE REPORT

Regions’ audited financial statements at and for the three year period ended December 31, 2006, are included in Regions’ Annual Report on Form 10-K for the 2006 fiscal year. Regions, acting through its management and Board of Directors, has the primary responsibility for the financial statements and the reporting process, including the systems of internal accounting controls. Ernst & Young LLP, independent auditors engaged by Regions, are responsible for planning and conducting the annual audit, for expressing an opinion on the conformity of Regions’ audited financial statements with U.S. generally accepted accounting principles, and for annually auditing the effectiveness of Regions’ internal control over financial reporting and management’s assessment of the effectiveness of internal control over financial reporting.

The Audit Committee oversees Regions’ financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee has reviewed and discussed the audited financial statements with Regions’ management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, and the effectiveness of internal controls over financial reporting.

The Audit Committee has reviewed with Ernst & Young LLP their judgments as to the quality, not just the acceptability, of Regions’ accounting principles and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications.

The Audit Committee has discussed with Ernst & Young LLP their independence in relation to Regions and Regions’ management, including the matters addressed in the written disclosures and letter provided to Regions by Ernst & Young, as required by Standard No. 1, Independence Discussions with Audit Committees, of the Independence Standards Board, the standard-setting body governing the independence of auditors in relation to their public company clients.

The Audit Committee has discussed with Regions’ internal auditors and Ernst & Young LLP the overall scope and plans for their respective audits. The Committee regularly meets with Regions’ internal auditors and Ernst & Young, with and without management present, to discuss the results of their examinations, their evaluations of Regions’ internal accounting and financial reporting controls, and the overall quality of Regions’ financial reporting.

In reliance on the reviews and discussions referred to above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Committee approved including the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Harry W. Witt, Chairman

Don DeFosset

Ronald L. Kuehn, Jr.

Charles D. McCrary

John R. Roberts

Lee J. Styslinger III

EXECUTIVE AND DIRECTOR COMPENSATION DISCLOSURE

[To be included in definitive proxy materials]

PROPOSAL 2—RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee has selected Ernst & Young LLP as Regions’ independent auditors for the 2007 fiscal year. The Board of Directors recommends that the stockholders ratify the selection of Ernst & Young. Ernst & Young (or its predecessor) has served as Regions’ independent auditors since 1971. In the event the selection is not ratified by a majority of votes represented at the annual meeting in person or by proxy, it is anticipated that no change in auditors would be made for the current year because of the difficulty and expense of making any change in the middle of the current year, but the vote would be considered in connection with the engagement of independent auditors for 2008.

Ernst & Young LLP has been engaged to provide auditing services and also to provide tax services and general accounting advice. In making this selection, the Audit Committee considered whether the engagement by Regions of Ernst & Young for services other than audit services is compatible with Ernst & Young’s independence.

Ernst & Young LLP served as Regions’ independent auditors for the year ended December 31, 2006, and a representative of the firm will be present at the stockholders’ meeting to make a statement if he or she so desires and to respond to appropriate questions from stockholders.

Fees

The aggregate fees paid to Ernst & Young LLP by Regions during 2006 and 2005 are set forth in the following table:

	2006	2005
Audit fees(1)	$3,720,250	$2,440,000
Audit related fees(2)	1,054,500	789,000
Tax fees(3)	903,950	1,099,000
All other fees(4)	136,000	396,000

Total fees	$5,814,700	$4,724,000

(1)	Audit fees included fees associated with the annual audit of Regions’ consolidated financial statements and internal control over financial reporting, reviews of Regions’ quarterly reports on Form 10-Q, SEC regulatory filings, and statutory audits of certain of Regions’ subsidiaries.

(2)	Audit related fees primarily included accounting consultation, assistance with securitizations or other accounting transactions, SAS 70 internal control reports, and audits of employee benefit plans and funds.

(3)	Tax fees included tax compliance services and tax advice and planning assistance.

(4)	All other fees included primarily assistance with cash management services and human resources services. No financial information systems implementation and design services were rendered by Ernst & Young during 2006 or 2005.

In accordance with the Audit Committee Charter, the Audit Committee must preapprove any engagement of Ernst & Young LLP for audit or nonaudit services. The Audit Committee has delegated to its chairperson the authority to preapprove permissible nonaudit services, provided the anticipated fee for such service does not exceed $50,000. Any such approval of nonaudit services pursuant to this delegation of the full Audit Committee’s authority must be presented to the Audit Committee at its next regular meeting.

The Board recommends you vote “FOR” proposal number 2. Proxies solicited by the Board will be voted “FOR” this proposal unless otherwise instructed on the proxy card.

PROPOSAL 3—AMEND REGIONS’ AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

The Board of Directors recommends approval of an amendment to Regions’ Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) that would provide for the phased elimination of Regions’ classified Board of Directors (the “Declassification Amendment”). Currently, Directors of Regions are elected for staggered terms of three years. If the Declassification Amendment is approved, commencing with the Board’s Class I Directors standing for election at the 2008 annual meeting, Directors will stand for election for one year terms, expiring at the next succeeding annual meeting of stockholders. The Board’s Class II Directors and the Class III Directors (who are standing for election at this year’s annual meeting) will continue to hold office until the end of the terms for which they are elected and will stand for election for one year terms thereafter. Accordingly, Class II Directors will continue to serve for the term expiring at the annual meeting of stockholders in 2009 and Class III Directors, upon election, will serve for the term expiring at the annual meeting of stockholders to be held in 2010. Commencing in 2010, all Directors will be elected on an annual basis. In all cases, each Director will hold office until his or her successor has been elected and qualified or until the Director’s earlier resignation or removal, and vacancies that occur during the year will be filled by the Board of Directors to serve until the next annual meeting, regardless of the term of such Director’s predecessor.

Background

Regions’ current classified board structure, in which Directors are divided into three classes serving staggered three-year terms, was included in the Certificate of Incorporation approved by stockholders in connection with the combination of Regions and Union Planters in 2004. The classified board structure was again approved by stockholders in connection with Regions’ merger with AmSouth Bancorporation in 2006. At the 2006 annual meeting of stockholders, a stockholder of Regions, Gerald R. Armstrong, submitted a stockholder proposal requesting the Board take steps to declassify the election of Directors, provided that such declassification is phased in so that it does not affect the unexpired terms of the previously elected Directors (the “Armstrong Proposal”). The Armstrong Proposal received support from a majority of the votes cast at the 2006 annual meeting.

In light of stockholder support for the Armstrong Proposal and current investor expectations regarding corporate governance, the Board and its Nominating and Corporate Governance Committee have reconsidered the merits of retaining a classified board. In conducting its evaluation, the Board considered that the general purposes of the classified board are to promote stability and continuity in the work of the Board and provide the Board with a greater opportunity to protect the interests of stockholders in the event of an unsolicited takeover offer. The Board also considered the corporate governance trend towards annual election of directors, as well as the view of many corporate governance experts and institutional stockholders that a classified board has the effect of insulating directors from a corporation’s stockholders. The Board of Directors, after careful consideration, and upon the recommendation of the Nominating and Corporate Governance Committee, has determined that it is appropriate to propose declassifying the Board over a phase in period, commencing with the 2008 annual meeting.

The Declassification Amendment and Ancillary Changes

If the Declassification Amendment is approved, Regions’ Certificate of Incorporation will be amended to eliminate the classification of the Board in the manner noted above and to make certain ancillary changes to the Certificate of Incorporation, as well as the By-laws, to reflect the absence of a classified Board, as follows:

The present Certificate of Incorporation contains supermajority stockholder voting requirements providing that the affirmative vote of at least 75% of the outstanding shares entitled to vote generally in the election of directors is required to amend the provisions of the Certificate of Incorporation establishing the classified board structure. The Declassification Amendment would remove the supermajority voting requirements applicable to the classification of the Board in order that, if stockholders in the future wish to reestablish a classified Board, such reestablishment would need the affirmative vote of only a majority of the outstanding shares. The Board would adopt corresponding amendments to Regions’ By-laws and Corporate Governance Principles.

Currently, Regions’ Certificate of Incorporation permits the removal of Directors only for cause (as contemplated by Delaware law for corporations with classified boards) and generally requires the affirmative vote of at least 75% of the outstanding shares entitled to vote generally in the election of directors to effect such removal. Upon adoption of the Declassification Amendment, these requirements would continue to apply to all Directors serving terms to which they were elected at or prior to the 2007 annual meeting until the completion of their current terms and, consistent with Delaware law for corporations without classified boards, Directors elected at the annual meeting of stockholders in 2008 and thereafter will be removable “with or without cause” upon the affirmative vote of a majority of the outstanding shares entitled to vote generally in the election of directors.

Appendix C shows the proposed changes to the relevant sections of Article Seventh and Article Twelfth of the Certificate of Incorporation resulting from the proposed amendments, with deletions indicated by strike-outs and additions indicated by underlining.

Vote Required

For the Declassification Amendment to become effective, it must receive the affirmative vote of at least 75% of the outstanding shares entitled to vote generally in the election of directors. The Board has already provisionally approved the corresponding amendments to Regions’ By-laws and Corporate Governance Principles discussed above, subject to stockholder approval of the Declassification Amendment.

If the Declassification Amendment is not approved by Regions’ stockholders, the present classification of the Board of Directors will continue, and the Class I Directors standing for election at the 2008 annual meeting will be elected to three-year terms expiring at the annual meeting of stockholders in 2011.

The Board recommends you vote “FOR” proposal number 3. Proxies solicited by the Board will be voted “FOR” this proposal unless otherwise instructed on the proxy card.

PROPOSALS OF STOCKHOLDERS

Proposals by stockholders intended to be presented at Regions’ 2008 annual meeting of stockholders must be received by Regions not later than November 20, 2007, for consideration for possible inclusion in the proxy statement relating to that meeting.

The By-laws of Regions include provisions requiring advance notice of a stockholder’s nomination of members of the Board of Directors. To be timely such notice must be received by Regions not less than 120 days before the date of the previous year’s proxy statement, or November 20, 2007, in the case of the 2008 annual meeting of stockholders. If no annual meeting was held the previous year and in any year in which the date of the annual meeting is moved by more than 30 days from the date of the previous year’s annual meeting, the notice will be considered timely if received not less than 120 days before the date of the annual meeting or by the 10th day following the day on which public disclosure of the annual meeting date was made. The Board of Directors of Regions is not required to nominate in the annual proxy statement any person so proposed.

The procedure for submitting a stockholder proposal is generally the same as for submitting stockholder nominations.

OTHER BUSINESS

Regions does not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with the recommendations of the Board of Directors.

By Order of the Board of Directors

John D. Buchanan
Corporate Secretary

Dated March 19, 2007

APPENDIX A

REGIONS FINANCIAL CORPORATION

CATEGORICAL STANDARDS OF DIRECTOR INDEPENDENCE

In accordance with New York Stock Exchange (“NYSE”) listing standards, Regions will assure that a majority of its directors are independent. In assessing and disclosing director independence, Regions uses the concepts of independence embodied in the NYSE listing standards. The Board of Directors bears the ultimate responsibility for determining whether each member of Regions’ Board is independent. For a Director to be deemed independent, the Board must determine that the director has no direct or indirect material relationship with Regions apart from service as a director.

The Board has established categorical standards to assist it in making the determination whether a Director is independent and in assessing the materiality of the Director’s relationships with Regions. These standards will be periodically reviewed and may be amended from time to time. The current categorical standards are set forth as follows. For purposes of the categorical standards and with respect to the look-back aspects of the standards, “Regions” refers to Regions Financial Corporation, its predecessor companies former Regions Financial Corporation, Union Planters Corporation, and AmSouth Bancorporation, and their respective subsidiaries.

Group I—Relationships that preclude a director’s independence

Section 303A.02 (b) of the NYSE Listed Company Manual specifies circumstances that, if existing with respect to a director, preclude that director’s independence. These independence standards are as follows:

•	The director is, or has been within the last three years, an employee of Regions, or an immediate family member is, or has been within the last three years, an executive officer, of Regions.

•

The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from Regions, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

•

The director or an immediate family member is a current partner of a firm that is the company’s internal or external auditor; or the director is a current employee of such a firm; or the director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on Regions’ audit within that time.

•

The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of Regions’ present executive officers at the same time serves or served on that company’s compensation committee.

•

The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, Regions for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

If any of the foregoing circumstances exists with respect to a director, the director is not independent. The foregoing criteria will be interpreted and applied in accordance with existing and any future commentary and guidance provided by NYSE in connection with section 303A of the Listed Company Manual.

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Group II—Relationships deemed not material for purposes of director independence

The relationships described as follows are considered not to be material so as to impair a director’s independence:

•

The relationship is that of a customer of Regions in the ordinary course of business, on terms and conditions not more favorable than those afforded to other similarly situated customers. If such customer relationship is that of borrower from Regions Bank, the loan must comply with Regulation O promulgated by the Federal Reserve Board, that is, the loan must be made by the bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and must not involve more than the normal risk of collectibility or present other unfavorable features.

•

The relationship is that of doing business with Regions and the annual payments to or from Regions in any year do not exceed the greater of $500,000 or 1% of the annual revenue of the other company for its most recently completed fiscal year. Payments of principal and interest on any loan that is subject to and complies with Regulation O, and payments made to a public utility at rates or charges fixed in conformity with law or governmental authority are not considered to create a material relationship and will not be included in calculating such materiality threshold.

•

The relationship is that of partner, member, officer such as a managing director occupying a comparable position, or executive officer of a services firm that provides accounting, consulting, legal, investment banking or financial advisory services to Regions and the annual payments to such firm from Regions do not exceed the greater of $500,000 or 1% of the annual revenue of the firm for its most recently completed fiscal year.

•

The relationship is that of executive officer, director, or trustee of a tax-exempt organization and Regions’ charitable contributions to the organization, if any, did not exceed the greater of $1 million or 2% of the organization’s consolidated gross revenues in any of the preceding three fiscal years. Contributions made to any such organization pursuant to a matching gift program maintained by Regions are not considered to be a material relationship and will not be included in calculating such materiality threshold.

A director whose independence is not precluded by the Group I standards is deemed to be independent if any and every relationship of the director with Regions satisfies the above criteria in Group II. In addition, any relationship that involves Regions and a member of the director’s immediate family, or any entity with which the director is affiliated, and that satisfies the above Group II criteria is deemed not to be material so as to impair the director’s independence.

Other relationships

The board will separately consider the materiality of any direct or indirect relationship of a director with Regions that is not within the categories described in Group I and Group II. A director that has such a relationship will be considered independent only if the board affirmatively determines, on the basis of the particular facts and circumstances, that the relationship will not impair the director’s exercise of independent judgment or compromise the oversight role that an independent director of Regions is expected to perform.

Audit committee member independence

Members of the Audit Committee of the Board are subject to heightened standards of independence, as provided for in the Securities Exchange Act of 1934, the rules promulgated by the SEC thereunder, the Sarbanes-Oxley Act of 2002, and the audit committee charter.

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APPENDIX B

REGIONS FINANCIAL CORPORATION

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Regions Financial Corporation (the “Company”) to assist and advise the Board in monitoring (a) the integrity of the Company’s financial statements and the financial reporting process, including matters relating to internal accounting and financial controls, (b) the independent auditor’s qualifications and independence, (c) the performance of the Company’s internal audit function and independent auditors, and (d) the Company’s compliance with legal and regulatory requirements. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

Committee Membership

1.	The Committee shall consist of a minimum of three (3) outside members of the Board. Each Committee member shall (a) meet the independence requirements of the SEC, the New York Stock Exchange (“NYSE”), the Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”) and other applicable laws, rules and regulations governing independence, as determined by the Board in its business judgment; (b) qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (c) satisfy the requirements as an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code; and (d) otherwise satisfy requirements as the Board determines appropriate. Determinations of independence shall be made by the Board as the Board interprets such qualifications in its business judgment and in accordance with applicable laws and regulations and SEC and NYSE rules and standards. Each member shall also be financially literate, as such qualification is interpreted by the Board in its business judgment. At least one member of the Committee shall be an “audit committee financial expert” as defined by the SEC. Committee members may not simultaneously serve on the audit committees of more than two other public companies.

2.	The members of the Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee. Audit Committee members may be replaced by the Board.

3.	The Board shall designate a Chairperson for the Committee. In the absence of the Chairperson at any meeting of the Committee, the members of the Committee may designate an acting chairperson by majority vote.

Committee Meetings and Structure

1.	The Committee shall meet at least quarterly or more frequently if the Committee deems necessary. The Committee shall meet, at least quarterly, separately with management, the senior internal auditing executive and the independent auditor, and have such other direct and independent interaction with such persons (or such other persons) from time to time as the members of the Committee or any of such identified persons deem appropriate. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

2.	To the extent permitted under applicable law and regulation, the Committee may form and delegate to one or more subcommittees all or a portion of the Committee’s authority, duties and responsibilities. The Committee also may establish such rules as it determines necessary or appropriate for its business.

Committee Authority and Responsibilities

In furtherance of its purpose set forth above, the Committee shall have the following responsibilities:

1.	The Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The independent auditor shall report directly to the Committee. The Committee shall be responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

2.	The Committee shall pre-approve all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Committee prior to the completion of the audit. The Chairperson may grant pre-approvals of audit and permitted non-audit services, provided that decisions of the Chairperson to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

3.	The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee, and for payment of ordinary administrative expenses of the Committee.

4.	The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall report regularly to the Board and review any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, effectiveness of internal controls, the performance and independence of the Company’s independent auditor, or the performance of the internal audit function. The Committee shall annually review the Committee’s own performance.

5.	Notwithstanding the Board’s allocation of oversight responsibilities of risks and risk management to the Risk Committee, the Audit Committee shall discuss in general the guidelines and policies by which risk assessment and risk management is undertaken with respect to the Company’s major financial risk exposures.

6.	Review and discuss financial statement and disclosure matters, including:

a.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

b.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements and disclosures made in management’s discussion and analysis.

c.	Discuss with management, the internal auditors and the independent auditor (1) significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles and (2) any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

d.	Review and discuss with management, the senior internal auditing executive and the independent auditor the Company’s internal controls report and the independent auditor’s attestation of the report prior to the filing of the Company’s Form 10-K. Such reports include those required by Section 112 of FDICIA.

7.	Review and discuss quarterly reports from the independent auditors, including:

a.	All critical accounting policies and practices to be used.

b.	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

c.	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

8.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. This may be done generally, and the Committee does not have to discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

9.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

10.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

11.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, as amended by SAS 90, relating to the conduct of the audit, including any problems or difficulties encountered in the course of the audit work, management’s response to such problems or difficulties, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

12.	Review disclosures made to the Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

13.	Oversight of the Company’s relationship with the Independent Auditor, including:

a.	Review and evaluate annually the qualifications, performance and independence of the lead partner of the independent auditor team.

b.

Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities (such as the Public Company Accounting Oversight Board) within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, (d) any material issues on which the national office of the independent auditor was consulted by the Company’s audit team and (e) all relationships between the independent auditor and the Company, including the matters set forth in the letter provided by the independent auditor pursuant to Independence

Standards Board Standard No. 1, to enable the Committee to assess the independent auditor’s independence. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditor to the Board.

c.	Ensure the rotation of the lead audit partners having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

d.	Monitor compliance with the hiring policy with regard to the independent auditors. The policy is that the Company will not hire any employee or former employee of the independent auditors if such hiring would cause the independent auditors to cease being independent under applicable laws and regulations and SEC, FDICIA and NYSE rules and standards.

e.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

f.	Ensure that the Company’s independent auditors share with the Committee all material written communications between the independent auditors and management.

14.	Oversight of the Company’s Internal Audit function, including:

a.	Review and approve management’s appointment and replacement of the senior internal auditing executive. Discuss with management the performance and compensation of the senior internal auditing executive on an annual basis.

b.	Review the significant reports to management prepared by the internal auditing division and management’s responses.

c.	Review the general scope of planned internal audit activities and changes therein and periodically determine that the planned activities are (i) in accordance with professional standards, (ii) sufficiently broad in scope and responsive to the Company’s internal control needs, and (iii) executed in a timely manner.

d.	Review the internal audit division’s responsibilities, independence, budget, and staffing.

15.	Compliance Oversight responsibilities, including:

a.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

b.	Discuss with management, the Company’s process for ensuring compliance with applicable laws, regulations, the Company’s Code of Business Conduct and Ethics and the Code of Conduct for Senior Financial Officers. Discuss with management and the senior internal auditing executive whether there have been any violations of such laws, regulations and codes of conduct that could materially impact the Company’s financial statements. Review controls over reports and disclosures of insider and affiliated party transactions.

c.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

d.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

e.	Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Oversight Role of the Committee

Although the Committee has the duties and responsibilities set forth herein, the function of the Committee is oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the effectiveness of internal controls over financial reporting. Management is also responsible for maintaining appropriate accounting and financial reporting principles and policies, as well as internal controls and procedures designed to provide reasonable assurance of compliance with accounting standards and related laws and regulations. The internal audit division is responsible for providing reliable and timely information to the Committee and senior management concerning the quality and effectiveness of, and the level of adherence to, the Company’s control and compliance procedures and risk management systems. The independent auditor is responsible for planning and carrying out an audit in accordance with generally accepted auditing standards, reviewing the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and attesting to management’s assertion of the effectiveness of internal control over financial reporting.

In fulfilling their duties and responsibilities set forth herein, it is recognized that members of the Committee are not employees of the Company and can devote only a limited portion of their time to Committee duties, and even though one or more may be designated as an “audit committee financial expert” as defined in rules of the SEC, members of the Committee are not, and do not represent themselves to be, performing the functions of accountants or auditors, or providing expert or special assurance as to the Company’s financial statements. Moreover, it is not the duty or responsibility of the Committee or its members to plan or conduct audits, to conduct “field work” or other types of auditing or accounting reviews and procedures, to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles, or to set auditor independence standards.

APPENDIX C

PROPOSED AMENDMENTS TO REGIONS’ AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION REGARDING DECLASSIFICATION OF THE BOARD DIRECTORS

Article Seventh paragraph (5) of the Certificate of Incorporation is hereby amended, to read in its entirety as set forth below:

“(5) To fix the number of Directors which shall constitute the whole Board, subject to the following:

“(a) The number of Directors constituting the entire Board shall be fixed from time to time by vote of a majority of the entire Board except as may be otherwise provided in the By-Laws of the corporation, provided, however, that the number of Directors shall not be reduced so as to shorten the term of any Director at the time in office.

“(b) At the annual meeting of stockholders that is held in calendar year 2007, the successors of the directors whose terms expire at that meeting shall be elected for a term expiring at the annual meeting of stockholders that is held in calendar year 2010 and until such directors’ successors shall have been elected and qualified. Commencing at the annual meeting of stockholders that is held in calendar year 2008, directors shall be elected annually for terms of one year, except that any director in office at the 2008 annual meeting whose term expires at the annual meeting of directors held in calendar year 2009 or 2010 (a “Continuing Classified Director”) shall continue to hold office until the end of the term for which such director was elected and until such director’s successor shall have been elected and qualified. At each annual meeting of stockholders thereafter, all directors shall be elected for terms expiring at the next annual meeting of stockholders and until such directors’ successors shall have been elected and qualified. ~~The Board of Directors shall be divided into three classes, as nearly equal in numbers as the then total number of Directors constituting the entire Board permits with the term of office of one class expiring each year. Directors of the first class shall hold office for a term expiring at the 2005 annual meeting. Directors of the second class shall hold office for a term expiring at the 2006 annual meeting and Directors of the third class shall hold office for a term expiring at the 2007 annual meeting.~~ Except as otherwise provided in the By-Laws of the corporation, any vacancies in the Board of Directors for any reason, and any created directorships resulting from any increase in the number of Directors may be filled by the Board of Directors, acting by a majority of Directors then in office, although less than a quorum. Any directors so chosen shall hold office until the end of the term to which such directors’ predecessors were elected ~~next succeeding election of the class for which such Directors shall have been chosen~~ and until their successors shall be elected and qualified. No decrease in the number of Directors shall shorten the term of any incumbent Director. ~~Subject to the foregoing, at each annual meeting of stockholders the successors to the class of Directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting~~.

“(c) Notwithstanding any other provisions of this certificate of incorporation or the By-Laws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this certificate of incorporation or the By-Laws of the corporation), any Director or the entire Board of Directors of the corporation may be removed at any time, with or without cause but ~~only for cause and~~ only by the affirmative vote of the holders of a majority ~~75% or more~~ of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose; provided however, that Continuing Classified Directors may be removed at any time, but only for cause and only by the affirmative vote of the holders of 75% or more of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose.

“(d) In the event that the holders of any class or series of stock of the corporation shall be entitled, voting separately as a class, to elect any directors of the corporation, then the number of directors that may be elected by such holders shall be in addition to the number fixed pursuant to the By-Laws and, except as otherwise expressly

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provided in the terms of such class or series, the terms of the directors elected by such holders shall expire at the annual meeting of stockholders next succeeding their election ~~without regard to the classification of the remaining directors~~.”

Article Twelfth of the Certificate of Incorporation is hereby amended, to read in its entirety as set forth below:

“The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

“As provided in Article Seventh, paragraph (1), the Board of Directors is expressly authorized to make, alter or repeal By-Laws of the corporation by a vote of a majority of the entire Board except as otherwise provided in the By-Laws; and the stockholders may make, alter or repeal any By-Laws whether or not adopted by them, provided however, that any such additional By-Laws, alterations or repeal by the stockholders may be adopted only by the affirmative vote of the holders of 75% or more of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of Directors (considered for this purpose as one class) at a meeting of stockholders called for such purpose.

“Notwithstanding any other provision of this certificate of incorporation or the By-Laws of the corporation (and in addition to any other vote that may be required by law, this certificate of incorporation or the By-Laws) the affirmative vote of the holders of at least 75% of the outstanding shares of the capital stock of the corporation entitled to vote generally in the election of Directors (considered for this purpose as one class) shall be required to amend, alter or repeal or adopt any provision inconsistent with ~~Article Seventh paragraph (5),~~ Article Seventh paragraph (5)(a), Article Seventh paragraph (5)(d), Article Seventh paragraph (6), Article Ninth, Article Tenth or Article Twelfth of the certificate of incorporation.”

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PROXY - REGIONS FINANCIAL CORPORATION P.O. BOX 11007 BIRMINGHAM, AL 35288

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER

COMMUNICATIONS

If you would like to reduce the costs incurred by Regions Financial Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Regions Financial Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	RFCOR1 KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

REGIONS FINANCIAL CORPORATION

The Board of Directors unanimously recommends a vote FOR Proposals 1, 2, and 3.

DIRECTORS’ PROPOSALS -

	DIRECTORS RECOMMEND A VOTE “FOR”					DIRECTORS RECOMMEND A VOTE “FOR”
Election of Directors		¯					¯

Proposal 1. Nominees:		For	Against	Abstain			For	Against	Abstain

1a.	Samuel W. Bartholomew, Jr.	☐	☐	☐	1f.	Lee J. Styslinger III	☐	☐	☐

1b.	Susan W. Matlock	☐	☐	☐

BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
1c.	Jackson W. Moore	☐	☐	☐			¯

1d.	Allen B. Morgan, Jr.	☐	☐	☐
							For	Against	Abstain

1e.	John R. Roberts	☐	☐	☐	Proposal 2.	Ratification of Selection of Independent
						Registered Public Accounting Firm	☐	☐	☐

For address changes and/or comments, please check this box
and write them on the back where indicated.				☐	Proposal 3.	Declassification Amendment	☐	☐	☐
		Yes	No

Please indicate if you plan to attend this meeting.		☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

REGIONS FINANCIAL CORPORATION

Annual Meeting of Stockholders

April 19, 2007

11:00 AM Central Time

Birmingham, Alabama

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PROXY CARD

REGIONS FINANCIAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John D. Buchanan and Carl L. Gorday, and each of them, proxies with full power of substitution, to vote all of the shares of common stock of Regions Financial Corporation held of record by the undersigned at the Annual Meeting of Stockholders to be held on Thursday, April 19, 2007, and at any adjournments thereof. This card also provides voting instructions for shares held in the Regions Financial Corporation or the AmSouth Bancorporation 401(K) Plans, The Computer Share Investment Plan for Regions Financial Corporation and/or the Directors Stock Investment Plan and held of record by the trustees or agents of such plans. If no directions are given, the proxies will vote for the election of all nominees and for Proposals 2 and 3. The proxies, in their discretion, are further authorized to vote (i) for the election of a person to the Board of Directors, if any nominee named herein becomes unable or unwilling to serve, and (ii) on any other matter that may properly come before the meeting.

Please sign exactly as name or names appear(s) on this proxy. When signing as attorney, administrator, trustee, custodian, guardian or corporate officer, give full title. If more than one trustee, all should sign.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (continued, and to be signed, on other side)